AGREEMENT AND PLAN OF MERGER



                                  By and Among


                       Sheffield Medical Technologies Inc.

                            CP Pharmaceuticals, Inc.
                            Camelot Pharmacal, L.L.C.
                                Loren G. Peterson
                                Carl F. Siekmann
                                       and
                                 David A. Byron


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                           Dated as of April 25, 1997

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
                          AGREEMENT AND PLAN OF MERGER
                          ----------------------------


              AGREEMENT AND PLAN OF MERGER (the "Agreement"), dated as of April 25, 1997, by and among Sheffield Medical Technologies Inc., a Delaware corporation ("Parent"), CP Pharmaceuticals, Inc., a Delaware corporation ("Acquisition Corp."), Camelot Pharmacal, L.L.C., a Missouri limited liability company ("Camelot"), and Loren G. Peterson, Carl F. Siekmann and David A. Byron (each a "Member" and, collectively, "Members").

                              W I T N E S S E T H:
                              - - - - - - - - - -

              WHEREAS, Camelot is a new, development stage limited liability company which is in the process of acquiring and/or developing promising late-stage pharmaceuticals and pharmaceutical technology for commercialization;

              WHEREAS, the Board of Directors of the Parent and Acquisition Corp. have determined that it is desirable and in the best interests of their respective corporations and shareholders for Camelot to merge with and into Acquisition Corp. and each of them has unanimously approved this Agreement and the transactions contemplated hereby; and

              WHEREAS, the Members have determined that it is desirable and in their best interest to merge Camelot with and into Acquisition Corp. and each of them have approved this Agreement and the transactions contemplated hereby; and

              WHEREAS, upon the terms and subject to the conditions hereinafter set forth: (a) Camelot shall be merged with and into Acquisition Corp. (the "Merger") and Acquisition Corp. shall be the surviving entity in the Merger and
(b) the issued and outstanding membership interests of Camelot shall be converted into shares of the Parent's common stock, par value $.01 per share ("Parent Common Stock").

              WHEREAS, it is intended that the Merger shall qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code") and that this Agreement shall constitute a "plan of reorganization."

              NOW,   THEREFORE,   in  consideration  of  the  premises  and  the
representations,   warranties,   and  mutual  covenants  and  agreements  herein
contained, the parties hereby agree as follows:

                                    ARTICLE I

                                   THE MERGER

              SECTION  1.1 THE  MERGER.  At the  Effective  Time (as  defined in
Section 1.2), subject to and upon the terms and conditions of this Agreement and in accordance with the General Corporation Law of the State of Delaware (the "Delaware Act") and the Limited Liability Company Act of the State of Missouri (the "Missouri Act"), Camelot shall be merged with and into Acquisition Corp., the separate existence of Camelot shall cease, and following the Merger, Acquisition Corp. shall continue as the surviving corporation (as such, the "Surviving Corporation").

              SECTION 1.2 EFFECTIVE TIME. As promptly as practicable after the satisfaction or waiver of the conditions set forth in Articles VII and VIII, the parties hereto shall cause the Merger to be consummated by filing certificates of merger with the Secretary of State of each of Delaware and Missouri, in such form as is required by, and executed in accordance with, the relevant provisions of the Delaware Act and the Missouri Act. The time of filing the certificate of merger in respect of the Merger with the Secretary of State of the State of Delaware shall be the "Effective Time."

              SECTION 1.3 EFFECT OF THE MERGER. At the Effective Time, the Merger shall be effective as provided in the applicable provisions of the Delaware Act and the Missouri Act. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of Camelot shall vest in Acquisition Corp., and all debts, liabilities and duties of Camelot shall become the debts, liabilities and duties of Acquisition Corp. From and after the Effective Time, the Surviving Corporation shall be a wholly-owned subsidiary of the Parent.

              SECTION 1.4 SUBSEQUENT ACTIONS. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to perfect, confirm, record or otherwise vest in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of Camelot acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger, or otherwise to carry out this Agreement, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of Camelot, all such deeds, bills of sale, assignments and assurances, and to take and do, in the name and on behalf of Camelot, all such other actions and things as may be necessary or desirable to perfect, confirm, record or otherwise vest any and all right, title and interest in,


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to and under such rights, properties or assets in the Surviving Corporation,  or otherwise to carry out this Agreement.

              SECTION 1.5 CERTIFICATE OF INCORPORATION; BY-LAWS; DIRECTORS AND OFFICERS. (i) The Certificate of Incorporation of Acquisition Corp., as in effect immediately before the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation until thereafter amended as provided by law and such Certificate of Incorporation.

              (ii) The By-Laws of Acquisition Corp., as in effect immediately before the Effective Time, shall be the By-Laws of the Surviving Corporation until thereafter amended as provided by law, the Articles of Incorporation of the Surviving Corporation or such By-Laws.

              (iii) The directors of Acquisition Corp. immediately before the Effective Time will be the initial directors of the Surviving Corporation, and the officers of Acquisition Corp. immediately before the Effective Time will be the initial officers of the Surviving Corporation, in each case until their successors are elected or appointed and qualified. If, at the Effective Time, a vacancy shall exist on the Board of Directors or in any office of the Surviving Corporation, such vacancy may thereafter be filled in the manner provided by the Delaware Act and the By-Laws of the Surviving Corporation.

              SECTION 1.6 CONVERSION OF SECURITIES. As of the Effective Time, by virtue of the Merger and without any action on the part of Parent Acquisition Corp., Camelot or the Members, the issued and outstanding Member Interests in Camelot owned by all of the Members immediately prior to the Effective Time (the "Member Interest") shall cease to be outstanding and shall be converted to the right to receive an aggregate of 600,000 fully paid and non- assessable shares of Parent Common Stock (the "Merger Consideration").

              SECTION 1.7 DELIVERY OF MERGER CONSIDERATION.

              (i) On the terms and subject to the conditions set forth in this Agreement, the Parent will issue and contribute to the capital of Acquisition Corp. a sufficient number of shares of Parent Common Stock to enable it to pay the Merger Consideration in full in accordance with the terms of this Agreement.

              (ii) On the terms and subject to the conditions set forth in this Agreement, Acquisition Corp. shall deliver the Merger Consideration to the Members by delivering to each Member certificates representing the number of shares of Parent Common Stock as set forth opposite each Member's name in
Schedule 1.7.



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
                                   ARTICLE II

                                     CLOSING

              Subject to the satisfaction or waiver of all conditions to the parties' obligations to consummate the Merger set forth herein, the closing of the Merger (the "Closing") shall take place at 10:00 a.m. on May 16, 1997 at the offices of Olshan Grundman Frome & Rosenzweig LLP, 505 Park Avenue, New York, New York, or at such other time and place as Camelot, the Parent, Acquisition Corp. and the Members shall agree (the date and time of such Closing being herein referred to as the "Closing Date").

                                   ARTICLE III

            REPRESENTATIONS AND WARRANTIES OF CAMELOT AND THE MEMBERS

              Camelot and each of the Members jointly and severally represent and warrant to the Parent and Acquisition Corp. as follows:

              Section 3.1 CORPORATE ORGANIZATION; REQUISITE AUTHORITY TO CONDUCT BUSINESS; ARTICLES OF ORGANIZATION AND OPERATING AGREEMENT, ETC. Camelot is a limited liability company duly organized, validly existing and in good standing under the laws of Missouri. Camelot has provided Parent with true and complete copies of Camelot's articles of organization (certified by the appropriate public official in the State of Missouri) and the operating agreement of Camelot and any amendment thereto (the "Camelot Operating Agreement"), in each case as in effect on the date hereof. Camelot has all necessary power and authority to own, operate and lease its properties and to carry on its business as the same is now being conducted, and is duly qualified or licensed to do business and is in good standing as foreign limited liability company in every jurisdiction in which the conduct of its business or the ownership or leasing of its properties requires it to be so qualified or licensed, except where the failure to be so qualified or licensed, individually or in the aggregate, will not have a material adverse effect on the business, properties, assets, liabilities, financial condition or operations of Camelot (a "Camelot Material Adverse Effect").

              Section 3.2 MEMBERS' INTEREST. All outstanding Member Interests in Camelot are held by the Members. Camelot does not have outstanding, and is not bound by or subject to, any subscription, option, warrant, call, right, contract, commitment, agreement, understanding or arrangement to issue any additional Member Interests.

              Section 3.3 MEMBERS APPROVAL OF MERGER. The Members have approved this Agreement and the transactions contemplated hereby.


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
              Section  3.4   SUBSIDIARIES,   ETC.  Camelot  does  not  have  any
subsidiaries and holds no equity interest in any corporation, partnership, limited liability company or other entity.

              Section 3.5 AUTHORITY RELATIVE TO AND VALIDITY OF THIS AGREEMENT. Camelot has full corporate power and authority to execute and deliver this Agreement and to assume and perform all of its obligations hereunder. The execution and delivery of this Agreement by Camelot and the performance by Camelot of its obligations thereunder have been duly authorized by all of the Members and no further authorization on the part of Camelot or the Members is necessary to authorize the execution, delivery and the performance by it of this Agreement. There are no contractual, statutory or other restrictions of any kind upon the power and authority of Camelot to execute and deliver this Agreement and to consummate the transactions contemplated hereunder and no action, waiver or consent by any federal, state, municipal or other governmental department, commission or agency ("Governmental Authority") is necessary to make this Agreement valid and binding upon Camelot and the Members in accordance with the terms hereof. This Agreement has been duly executed and delivered on behalf of Camelot and constitutes the legal, valid and binding obligations of Camelot enforceable against Camelot in accordance with its terms, except (i) as such enforceability may be limited by or subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) as such obligations are subject to general principles of equity and (iii) as rights to indemnity may be limited by federal or state securities laws or by public policy.

              Section 3.6 REQUIRED FILINGS AND CONSENTS; NO CONFLICT. Neither Camelot nor any Member is required to submit any notice, report or other filing with any Governmental Authority in connection with the execution, delivery or performance of the this Agreement, other than the filing of the certificate of merger referred to in Section 8.7. The execution, delivery and performance of the this Agreement by Camelot and the Members and the consummation of the transactions contemplated hereby do not and will not (a) conflict with or violate any law, regulation, judgment, order or decree binding upon Camelot or any Member, (b) conflict with or violate any provision of the Camelot Articles or the Camelot Operating Agreement or (c) conflict with or result in a breach of any condition or provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of Camelot under, any indenture, loan agreement, mortgage, deed of trust, lease, contract, license, franchise or other agreement or instrument to which Camelot is a party or which is or purports to be binding upon Camelot or by which any of Camelot's properties are bound. The execution, delivery and performance of this Agreement

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
by Camelot and the consummation of the transactions contemplated hereby will not result in the loss of any license, franchise, legal privilege or permit possessed by Camelot or give a right of termination to any party to any agreement or other instrument to which Camelot is a party or by which any of Camelot's properties are bound.

              Section  3.7  FINANCIAL   STATEMENTS.   The  following  internally
prepared financial statements have been previously delivered to the Parent (collectively the "Financial Statements"):

                   (i) balance sheet of Camelot as of March 31, 1997 (the "Balance Sheet").

                   (ii) statement of operations for the three month period ended
              March 31, 1997 (the "Statement of Operations").

              The Financial Statements thereto fairly present in all material respects the financial condition and results of operations of Camelot as of the date thereof with respect to the Balance Sheet and as to the period then ended with respect to the Statement of Operations and have been prepared in accordance with generally accepted accounting principles ("GAAP"), except that a statement of cash flows and all footnote disclosure otherwise required by GAAP have been omitted. Except as disclosed on Schedule 3.7 hereto, Camelot had at March 31, 1997 no material liability or obligation of any kind or manner, either liquidated, unliquidated, direct, accrued, absolute, contingent or otherwise, whether due or to become due which was not accurately reflected in the Financial Statements.

              Section 3.8 ABSENCE OF CERTAIN CHANGES AND EVENTS. Since March 31, 1997, except as set forth on Schedule 3.8 hereto, there has not been, with respect to Camelot, (i) any change or event that has caused a Camelot Material Adverse Effect; (ii) any material damage, destruction or loss (whether or not covered by insurance) with respect to any assets or properties; (iii) any distribution in cash, stock or property in respect of Member Interests; (iv) any entry into any material commitment or transaction (including, without limitation, any borrowing or capital expenditure); (v) any transfer, assignment or sale of, or rights granted under, any material leases, licenses, agreements, patents, trademarks, trade names, copyrights or other assets; (vi) any mortgage, pledge, security interest or imposition of any other encumbrance on any assets or properties; (vii) any payment of any debts, liabilities or obligations ("Liabilities") of any kind other than Liabilities currently due; (viii) any cancellation of any debts or claims or forgiveness of amounts owed to Camelot; or (ix) any change in accounting principles or methods. Since March 31, 1997, Camelot has conducted its business only in the ordinary course consistent with it past practices and has not made any


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material change in the conduct of its business or operations except as otherwise disclosed herein or in connection with the transactions contemplated hereby.

              Section 3.9 TAXES AND TAX RETURNS. (a) For purposes of this Agreement, (i) the term "Taxes" shall mean all taxes, charges, fees, levies or other assessments, including, without limitation, income, gross receipts, excise, property, sales, license, payroll and franchise taxes, imposed by the United States, or any state, local or foreign government or subdivision or agency thereof whether computed on a unitary, combined or any other basis; and such term shall include any interest and penalties or additions to tax; and (ii) the term "Tax Return" shall mean any report, return or other information required to be filed with, supplied to or otherwise made available to a taxing authority in connection with Taxes.

              (b) Camelot has (i) duly filed with the appropriate taxing authorities all Tax Returns required to be filed by or with respect to Camelot or such Tax Returns are properly on extension and all such duly filed Tax Returns are true, correct and complete in all material respects, and (ii) paid in full or made adequate provisions for on the Balance Sheet (in accordance with GAAP) all Taxes shown to be due on such Tax Returns. There are no liens for Taxes upon the assets of Camelot, except for statutory liens for current Taxes not yet due and payable or which may thereafter be paid without penalty or are being contested in good faith. Camelot has not received any notice of audit, is not to Camelot's and the Members' knowledge, undergoing any audit of its Tax Returns, and has not received any notice of deficiency or assessment from any taxing authority with respect to liability for Taxes of Camelot that has not been fully paid or finally settled.

              (c) Each of the Members has duly (i) filed with the appropriate taxing authorities all Tax Returns required to be filed by them with respect to Camelot, or are properly on extension, and all such duly filed Tax Returns are true, correct and complete in all material respects and (ii) paid in full or made adequate provision for all Taxes, if any, shown to be due on such Tax Returns.

              (d) Camelot has filed with the Internal Revenue Service on a timely basis all appropriate election forms required for Camelot to elect to be treated as an association taxable as a corporation.

              Section 3.10 EMPLOYEE BENEFIT PLANS. (a) Schedule 3.10 hereto comprises a listing of each bonus, benefit, profit sharing, savings, retirement, liability, insurance, incentive, deferred compensation, and other similar fringe or employee benefit plans, programs or arrangements for the benefit of or relating to, any employee of, or independent contractor or consultant to, and all

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other compensation practices,  policies, terms or conditions, whether written or unwritten of Camelot (the "Camelot Employee Plans") that Camelot presently maintains, to which Camelot presently contributes or under which Camelot has any liability. The Camelot Employee Plans administered by Camelot have been administered in all material respects in accordance with all requirements of applicable law and terms of each such plan. All contributions (including premiums) in material amounts required by law or contract to have been made or accrued by Camelot under or with respect to any Camelot Employee Plan have been
paid  or  accrued  by  Camelot.   Camelot  has  not   received   notice  of  any
investigation, litigation or other enforcement action against Camelot with respect to any of the Camelot Employee Plans. There are no pending actions,
suits  or  claims  by  former  or  present   employees   of  Camelot  (or  their
beneficiaries) with respect to Camelot Employee Plans or the assets or fiduciaries thereof (other than routine claims for benefits).

              (b) None of Camelot, any trustee, administrator or other fiduciary has engaged in any transaction or acted in a manner that could, or failed to act so as to, subject Camelot or any fiduciary to any liability for breach of fiduciary duty under ERISA or other applicable Law.

              Section 3.11 TITLE TO PROPERTY. Camelot has good and marketable title, or valid leasehold rights (in the case of leased property), to all personal property owned or leased by it or used by it in the operation of its business, free and clear of all encumbrances, excluding (i) liens for taxes, fees, levies, imposts, duties or governmental charges of any kind which are not yet delinquent or are being contested in good faith by appropriate proceedings which suspend the collection thereof; (ii) liens for mechanics, materialmen, laborers, employees, suppliers or other which are not yet delinquent or are being contested in good faith by appropriate proceedings; (iii) liens created in the ordinary course of business in connection with the leasing or financing of office, computer and related equipment and supplies; (iv) easements and similar encumbrances ordinarily created for fuller utilization and enjoyment of property; and (v) liens or defects in title or leasehold rights that either individually or in the aggregate do not and will not have an Camelot Material Adverse Effect. Camelot owns no real property.

              Section 3.12 TRADEMARKS, PATENTS AND COPYRIGHTS. Schedule 3.12 hereto sets forth all patents, trademarks, copyrights, service marks and trade names, all applications for any of the foregoing, and all permits, grants and licenses or other rights running to or from Camelot relating to any of the foregoing ("Camelot Rights"). There are no other patents, trademarks, copyrights, service marks or trade names which are material to the business of Camelot or any Subsidiary as presently conducted. To the best of their knowledge, Camelot has the right to use, free and


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clear of any claims or rights of others, all trade secrets, know-how, processes, technology, blue prints and designs utilized in or incident to its business as presently conducted ("Trade Secrets") and such use does not infringe on any patent, trademark, copyright, service mark or trade name. Camelot has not received notice of any adversely held patent, invention, trademark, copyright, service mark or trade name of any other person or notice of any claim of any other person relating to any of the Camelot Rights set forth on Schedule 3.12 hereto or any Trade Secret of Camelot and Camelot does not know of any basis for any such charge or claim. To the best of Camelot's and the Members' knowledge, there is no present or threatened use or encroachment of any Trade Secret.

              Section 3.13 LEGAL PROCEEDINGS, CLAIMS, INVESTIGATIONS, ETC. Except as set forth on Schedule 3.13, there is no legal, administrative, arbitration or other action or proceeding or governmental investigation pending, or to the knowledge of Camelot, threatened, against Camelot. Camelot has not been informed of any violation of or default under, any laws, ordinances, regulations, judgments, injunctions, orders or decrees (including without limitation, any immigration laws or regulations) of any court, governmental department, commission, agency, instrumentality or arbitrator applicable to the business of Camelot. Camelot is not currently subject to any material judgment, order, injunction or decree of any court, arbitral authority, administrative agency or other governmental authority.

              Section 3.14 INSURANCE. Camelot has insurance policies in such amounts as the management of Camelot has reasonably determined to be necessary in regard to its respective business properties, personnel or assets. Camelot is not in default with respect to any provision contained in any insurance policy, and has not failed to give any notice or present any claim under any insurance policy in due and timely fashion. Any such policies shall have been delivered prior to the Closing to the Parent and are in full force and effect. All payments with respect to such policies are current and Camelot has received any notice threatening a suspension, revocation, modification or cancellation of any such policy.

              Section 3.15 MATERIAL CONTRACTS. (a) Set forth in Schedule 3.15 hereto is a description of each contract and commitment (including contracts or commitments pertaining to employment), whether written or oral to which Camelot is a party. Each of the contracts and commitments set forth in Schedule 3.15 hereto and each of the other material contracts and commitments to which Camelot is a party, is valid and existing, in full force and effect and enforceable in accordance with its terms (subject to laws affecting creditors' rights and equitable principles) and there is no material default or claim of default against Camelot or any notice of termination with respect thereto. To the extent required thereby, Camelot has complied in all material respects


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with all  requirements  of, and performed  all of its  obligations  under,  such contracts and commitments. In addition, no other party to any such contract or commitment is, to the best of Camelot's knowledge, in default under or in breach of any material term or provision thereof, and there exists no condition or event which, after notice or lapse of time or both, would constitute a material default by any party to any such contract or commitment. Copies of all the written documents and a synopsis of all oral contracts and commitments described in Schedule 3.15 hereto have heretofore been made available to the Parent and are true and complete and include all amendments and supplements thereto and modifications thereof to and including the date hereof.

              (b) Except as set forth in Schedule 3.15 hereto, Camelot is not a party to any oral or written (i) agreement with any consultant, executive officer or other key employee the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of the transactions contemplated by this Agreement, or (ii) agreement or plan, including any stock option plan and the like, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of the transactions contemplated by this Agreement.

              Section 3.16 CERTAIN TRANSACTIONS. Except as set forth in Schedule
3.16 hereto, neither any Member nor any officer or any employee of Camelot, nor any member of any such person's immediate family is presently a party to any material agreement or transaction with Camelot, including without limitation, any contract, agreement or other arrangement (i) providing for the furnishing of services by, (ii) providing for the rental of real or personal property from, or
(iii) otherwise requiring payments to (other than for services as officers or employees of Camelot), any such person or any corporation, partnership, trust or other entity in which any such person has a substantial interest as a stockholder, officer, director, trustee or partner.

              Section 3.17 BROKER. No broker, finder or investment banker is entitled to any brokerage or finder's fee or other commission in connection with the transactions contemplated hereby based on the arrangements made by or on behalf of Camelot or the Members.

              Section 3.18 ENVIRONMENTAL MATTERS. (a) Camelot is not the subject of, or to the knowledge of Camelot or the Members, being threatened to be the subject of (i) any enforcement proceeding, or (ii) any investigation, brought in either case under any Federal, state or local environmental law, rule, regulation, or ordinance at any time in effect or (iii) any third party claim relating to environmental conditions on or off the properties of Camelot. Camelot has not been notified that it must obtain any permits and licenses or file documents for the operation of its business under federal, state and local laws relating to pollution protection of the environment. Except as set forth in Schedule 3.18 hereto, Camelot has not been notified of any conditions on or off the properties of Camelot which may give rise to any liabilities of Camelot under any Federal, state or local environmental law, rule, regulation or ordinance or as the result of any claim of any third party. For the purposes of this Section 3.18, an investigation shall include, but is not limited to, any written notice received by Camelot that relates to the onsite or offsite disposal, release, discharge or spill of any waste, waste water, pollutant or contaminants.

              (b) To Camelot's knowledge, there are no toxic wastes or other toxic or hazardous substances or materials, pollutants or contaminants that Camelot (or, to Camelot's knowledge, any previous occupant of Camelot's facilities) has used, stored or otherwise held in or on any of the facilities of Camelot. Camelot has not disposed of or arranged (by contract, agreement or otherwise) for the disposal of any material or substance that was generated or used by Camelot at any off-site location that has been or is listed or proposed for inclusion on any list promulgated by any Governmental Authority for the purpose of identifying sites which pose a danger to health and safety. To the knowledge of Camelot and the Members there have been no environmental studies, reports and analyses made or prepared relating to the facilities of Camelot. Camelot has not installed any underground storage tanks in any of its facilities and, to the best of Camelot's and the Members' knowledge, none of such facilities contain any underground storage tanks.

              Section 3.19 COMPLIANCE WITH LAW. Camelot has complied in all material respects with all laws, rules, regulations, arbitral determinations, orders, writs, decrees and injunctions which are applicable to or binding upon Camelot or its properties, except where such failure would not cause an Camelot Material Adverse Effect.

              Section 3.20 FULL DISCLOSURE. All schedules and annexes to this Agreement (collectively, "Documents") delivered by or on behalf of Camelot or any Member pursuant to this Agreement are true and complete in all material respects and are authentic. No representation or warranty of Camelot or the Members contained in this Agreement, and no Document furnished by or on behalf of Camelot or the Members to the Parent pursuant to this Agreement, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements made, in the context in which made, not materially false or misleading. The Members have advised Parent that Camelot is a new, development stage entity, without current substantial business operations or revenues in respect of its business.

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE MEMBERS

              Each Member hereby represents and warrants to the Parent and the Acquisition Corp., as follows:

              Section 4.1 MEMBERS' INTERESTS. Such Member owns the percentage of the outstanding Member Interests of Camelot set forth opposite his name under the column "Member Interests Held" on Schedule 1.7 hereto, free and clear of all liens, claims or encumbrances.

              Section 4.2 AUTHORITY RELATIVE TO AND VALIDITY OF THIS AGREEMENT. This Agreement has been duly executed and delivered by such Member and constitutes the legal, valid and binding obligations of such Member enforceable against such Member in accordance with its terms, except (i) as such enforceability may be limited by or subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) as such obligations are subject to general principles of equity and (iii) as rights to indemnity may be limited by federal or state securities laws or by public policy. Neither the execution and delivery by this Agreement nor the consummation of the transactions contemplated thereby will violate any provision of law, any order of any court or other agency of government, or any judgment, award or decree or any agreement or instrument to which such Member is a party, or by which he or any of his properties or assets is bound or affected, or result in a breach of or constitute (with due notice or lapse of time or both) a default under any such agreement or instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of such Member.

              Section 4.3 BROKERS' OR FINDERS' FEES. All negotiations relative to the this Agreement and the transactions contemplated hereby have been carried out by such Member or the other Members directly with the Parent, without the intervention of any person on behalf of the Members, in such manner as not to give rise to any claim by any person against the Parent or Acquisition Corp. for a finder's fee, brokerage commission or similar payment.

              Section 4.4 MEMBERS' ADDRESSES, ACCESS TO INFORMATION, EXPERIENCE, ETC.

              (a) The address set forth under such Member's name on the signature pages of this Agreement is such Member's true and correct business, residence or domicile address. Such Member has received, read and is familiar with the Parent's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996 (the "1996 10-KSB"). Such Member has had an opportunity to ask questions of and receive answers from representatives of the Parent concerning the terms and conditions of this transaction. Such Member has received such documentation relating to Parent's business, results of operations and financial condition as such Member has deemed necessary. Such Member has substantial experience in evaluating non-liquid investments such as the Merger Consideration and is capable of evaluating the merits and risks of an investment in the Parent.

              (b) Such Member acknowledges that he has had an opportunity to evaluate all information regarding the Parent as he has deemed necessary or desirable in connection with the transactions contemplated by this Agreement, has independently evaluated the transactions contemplated by this Agreement and has reached his own decision to enter into this Agreement.

              Section 4.5 ACCREDITED INVESTOR; PURCHASE ENTIRELY FOR OWN ACCOUNT. Such Member is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The Merger Consideration to be received by such Member pursuant to the terms hereof will be acquired for investment for such Member's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof. Such Member has no present plan or arrangement to dispose of the Merger Consideration in any manner.

              Section 4.6 RESTRICTED SECURITIES. Such Member understands that the Merger Consideration he is receiving is characterized as "restricted securities" under the federal securities laws inasmuch as such securities are being acquired in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this regard, Such Member represents that he is familiar with Rule 144 promulgated under the Securities Act ("Rule 144"), as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

              Section 4.7 LEGENDS. It is understood that the certificates evidencing the shares of Parent Common constituting the Merger Consideration shall bear a legend substantially as follows:

              "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER THE ACT SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER."

              The legend referred to above shall be removed by the Parent from any certificate at such time as the Parent receives an opinion of counsel reasonably satisfactory to the Parent to the effect that such legend is not required in order to establish compliance with any provisions of the Securities Act, or at such time as the holder of such shares satisfies the requirements of Rule 144 under the Securities Act.

                                    ARTICLE V

                        REPRESENTATIONS AND WARRANTIES OF
                        THE PARENT AND ACQUISITION CORP.

              The Parent and Acquisition Corp. hereby represent and warrant to Camelot and the Members as follows:

              Section 5.1 CORPORATE ORGANIZATION; REQUISITE AUTHORITY TO CONDUCT BUSINESS; ARTICLES OF INCORPORATION AND BY-LAWS. Each of the Parent and Acquisition Corp. is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of Parent and Acquisition Corp. have provided Camelot with true and complete copies of their respective certificate of incorporation (certified by the Secretary of State of Delaware) and By-laws (certified by the Secretary of the Parent) as in effect on the date hereof. Parent and Acquisition Corp. have all corporate power and authority to own, operate and lease their properties and to carry on their respective businesses as the same are now being conducted, and are duly qualified or licensed to do business and are in good standing as foreign corporations in every jurisdiction in which the conduct of their business or the ownership or leasing of their respective properties requires them to be so qualified or licensed, except where the failure to be so qualified or licensed, individually or in the aggregate, will not have a material adverse effect on the business, properties, financial condition or operations of Parent and Acquisition Corp., taken as a whole (a "Sheffield Material Adverse Effect"). Each of the Parent and Acquisition Corp. has all necessary corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

              Section 5.2 EXECUTION AND DELIVERY. Neither Parent nor Acquisition
Corp. are required to submit any notice, report or other filing with any Governmental Authority in connection with the execution, delivery or performance of this Agreement, other than the filing of the certificate of merger referred to in Section 7.7. This Agreement has been duly executed and delivered by each of the Parent and Acquisition Corp. and constitutes the legal, valid and binding obligations of Parent and Acquisition Corp. enforceable against the Parent and Acquisition Corp. in accordance with its terms, except (i) as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) as such obligations are subject to general principles of equity and (iii) as rights to indemnity may be limited by federal or state securities laws or by public policy.

              Section 5.3 CAPITALIZATION. The authorized capital stock of the Parent consists of (i) 30,000,000 shares of Common Stock, of which 11,388,274 shares were issued and outstanding as of the date of this Agreement and (ii) 3,000,000 shares of preferred stock, par value $.01 per share, of which 35,700 shares of Series A Cumulative Convertible Redeemable Preferred Stock are issued and outstanding as of the date of this Agreement.

              Section 5.4 SEC REPORT; ABSENCE OF MATERIAL ADVERSE EFFECT. Parent has made available to Camelot and the Members copies of the 1996 10-KSB as filed with the Securities and Exchange Commission (the "SEC"). As of its date, the 1996 10-KSB (including without limitation, any financial statements or schedules included therein) did not contain any untrue statement of a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the consolidated financial statements included in the SEC Reports has been prepared from, and are in accordance with, the books and records of the Parent, comply in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial condition, results of operations and cash flows of the Parent as of the dates thereof and for the periods presented therein. Parent had at December 31, 1996 no material liability or obligation of any kind or manner, either liquidated, unliquidated, direct, accrued, absolute, contingent or otherwise, whether due or to become due which was not accurately reflected in the 1996 10-KSB.

              Section 5.5 BROKER. No broker, finder or investment banker is entitled to any brokerage or finder's fee or other commission in connection with the transactions contemplated hereby based upon the arrangements made by or on behalf of the Parent or Acquisition Corp.

              Section 5.6 AUTHORITY RELATIVE TO THIS AGREEMENT. Each of Parent and Acquisition Corp. has full corporate power and authority to execute and deliver this Agreement and to assume and perform all of its obligations hereunder. The execution and delivery of the this Agreement by each the Parent and Acquisition Corp. and the performance by Parent and Acquisition Corp. of their respective obligations hereunder have been duly authorized by their respective Boards of Directors and no further authorization on the part of Parent or Acquisition Corp. or their shareholders is necessary to authorize the execution and delivery by them of, and the performance of their respective obligations under, this Agreement.

              Section 5.7 REQUIRED  FILINGS AND CONSENTS;  NO CONFLICT.  Neither
Parent nor Acquisition Corp. is required to submit any notice, report or other filing with any Governmental Authority in connection with the execution, delivery or performance of this Agreement. The execution, delivery and performance of this Agreement by Acquisition Corp. and Parent and the consummation of the transactions contemplated hereby do not and will not (a) conflict with or violate any law, regulation, judgment, order or decree binding upon Acquisition Corp. or Parent, (b) conflict with or violate any provision of their certificates of incorporation or by-laws, or (c) conflict with or result in a breach of any condition or provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon, any properties or assets of Parent or Acquisition Corp. pursuant to any indenture, loan agreement, mortgage, deed of trust, lease, contract, license, franchise or other agreement or instrument to which Parent or Acquisition Corp. is a party or which is or purports to be binding upon Parent or Acquisition Corp. or by which either of their properties are bound, except for conflicts, breaches, defaults, events of default or impositions that would not have a Sheffield Material Adverse Effect.

              Section 5.8 ABSENCE OF CERTAIN CHANGES AND EVENTS. Except as disclosed in the 1996 10-KSB, since December 31, 1996, there has not been, with respect to the Parent, (i) any change or event that has caused a Sheffield Material Adverse Effect, (ii) any material damage, destruction or loss (whether or not covered by insurance) with respect to any assets or properties or (iii) any change in accounting principles or methods (except insofar as may have been required by a change in GAAP). Except as disclosed in the 1996 10-KSB or in
Schedule 5.8 or as contemplated by this Agreement, Parent has not incurred any material liability or entered into any material commitment other than in the ordinary course of the Company's business consistent with past practice.

              Section 5.9 TITLE TO PROPERTY. Parent has good and marketable title or valid leasehold rights (in the case of leased property) to all real property and all personal property purported to be owned or leased by it or used by it in the operation of its business.

              Section 5.10 LEGAL PROCEEDINGS, CLAIMS, INVESTIGATIONS, ETC. There is no legal, administrative, arbitration or other action or proceeding or governmental investigation pending, or to the knowledge of Parent, threatened, against Parent.

              Section 5.11 COMPLIANCE WITH LAW. Parent has complied in all material respects with all laws, rules, regulations, arbitral determinations, orders, writs, decrees and injunctions which are applicable to or binding upon Parent or its properties, except where such failure would not cause a Sheffield Material Adverse Effect.

              Section 5.12 TAXES AND TAX RETURNS. Parent has (i) duly filed with the appropriate taxing authorities all Tax Returns required to be filed by or with respect to Parent or such Tax Returns are properly on extension and all such duly filed Tax Returns are true, correct and complete in all material respects, and (ii) paid in full or made adequate provisions for all Taxes shown to be due on such Tax Returns. There are no liens for Taxes upon the assets of Parent, except for statutory liens for current Taxes not yet due and payable or which may thereafter be paid without penalty or are being contested in good faith. Parent has not received any notice of audit, is not to Parent's knowledge, undergoing any audit of its Tax Returns, and has not received any notice of deficiency or assessment from any taxing authority with respect to liability for Taxes of Parent that has not been fully paid or finally settled.

                                   ARTICLE VI

                COVENANTS OF CAMELOT, PARENT, ACQUISITIONS CORP.
                                 AND THE MEMBERS

              Section 6.1 COVENANTS OF CAMELOT AND THE MEMBERS REGARDING CONDUCT OF BUSINESS OPERATIONS PENDING THE CLOSING. Camelot and the Members covenant and agree that between the date of this Agreement and the Closing Date, Camelot will carry on its business in the ordinary course and consistent with past practice and (i) will use its best efforts to preserve its business organization intact,
(ii) will use its best efforts to retain the services of its present  employees,
(iii) will not enter into any material commitments for services or otherwise without the prior written notification to, and written approval of, such contemplated action by the Parent and (iv) will not purchase, sell, lease or dispose of any material property or assets or incur any material liability or enter into any other material transaction without prior written notification to, and receipt of written approval of, such contemplated action by the Parent. By way of example and not limitation, (except as contemplated hereunder), between the date of this Agreement and the Closing Date, Camelot shall not, directly or indirectly, do any of the following without the prior written consent of the
Parent:

              (i) issue,  sell,  pledge,  dispose of,  encumber,  authorize,  or
         propose  the  issuance,  sale,  pledge,  disposition,   encumbrance  or
         authorization of any Member Interests in Camelot;

              (ii) take any action other than in the ordinary course of business and in a manner consistent with past practice (none of which actions shall be unreasonable or unusual) with respect to the grant of any severance or termination pay (otherwise than pursuant to its policies in effect on the date hereof) or with respect to any increase of benefits payable under its severance or termination pay policies in effect on the date hereof;

              (iii) make any payments (except in the ordinary course of business and in amounts and in a manner consistent with past practice) under any Camelot Employee Plan to any employee, independent contractor or consultant, enter into any new Camelot Employee Plan or any new consulting agreement or grant or establish any awards under such Camelot Employee Plan or agreement, or adopt or otherwise amend any of the foregoing;

              (iv) take any action except in the ordinary course of business and in a manner consistent with past practice (none of which actions shall be unreasonable or unusual) with respect to accounting policies or procedures (including without limitation its procedures with respect to the payment of accounts payable);

              (v) enter into or terminate any material contract or agreement or make any material change in any of its material contracts or agreements, other than agreements, if any, relating to the transactions contemplated hereby; or

              (vi) take, or agree in writing or otherwise to take, any of the foregoing actions or any action which would make any of their respective representations or warranties contained in this Agreement untrue or incorrect in any material respect as of the date when made or as of a future date.

              Section 6.2 COVENANTS OF PARENT REGARDING CONDUCT OF BUSINESS OPERATIONS PENDING THE CLOSING. Parent covenants and agrees that between the date of this Agreement and the Closing Date, Parent will carry on its respective businesses in the ordinary course and consistent with past practice and (i) will use its best efforts to preserve its business organization intact, (ii) will use its best efforts to retain the services of its present employees, (iii) will not enter into any material commitments for services or otherwise without giving prior written notification of such contemplated action to Camelot and the Members and (iv) will not purchase, sell, lease or dispose of any material property or assets or incur any material liability or enter into any other material transaction without prior written notification of such action to Camelot and the Members.

              Section 6.3 NO OTHER NEGOTIATIONS. Camelot and the Members agree that they will not, prior to the termination of this Agreement, (i) take any action intended to encourage discussions or negotiations, (ii) participate in discussions or negotiations or (iii) provide any information, access to books or records to or with any person or entity other than the Parent and Acquisition Corp. relating to a merger of Camelot, the sale of Camelot or the Members' employment.

              Section  6.4  REGULATORY  APPROVALS.  Camelot,  the  Members,  and
Acquisition Corp. covenant and agree to fully cooperate in obtaining any Required Filings and Consents.

              Section 6.5 DUE DILIGENCE REVIEW. (a) Camelot and the Members shall, upon reasonable notice, give access to, and cooperate fully with, the attorneys, auditors, representatives and agents of the Parent to conduct a due diligence review of the business activities of Camelot, including all appropriate management matters, all appropriate financial, accounting and business records and all contracts and other legal documents reasonably requested by the Parent.

              (b) The Parent shall, upon reasonable notice, give access to, and cooperate fully with, the attorneys, auditors, representatives and agents of Camelot to conduct a due diligence review of the business activities of the Parent, including all appropriate management matters, all appropriate financial, accounting and business records and all contracts and legal documents, including, but not limited to, all financial information, reasonably requested by Camelot.

              Section 6.6 ANNOUNCEMENTS. None of Camelot, any Member or the Parent shall issue any report, statement or press release to the public, the trade or the press or any third party relating to this Agreement or the transactions contemplated hereby, except as agreed to in writing by Camelot and the Parent before the issuance thereof; PROVIDED, HOWEVER, that Parent may make any disclosure relating to this Agreement or the transactions contemplated hereby that Parent deems necessary to comply with its disclosure obligations under applicable law (including securities laws).

              Section 6.7 PARENT PROXY FILING. Parent will use its best efforts to mail to its stockholders a proxy statement in respect of an annual meeting of its stockholders containing, among other items, the matters referred to in (i) -
(iv) of Section 7.9 on or before June 6, 1997.

              Section 6.8 DELIVERY OF MERGER CONSIDERATION. On the earlier to occur of (i) the listing of the Parent Common Stock constituting the Merger Consideration for sale on the American Stock Exchange or (ii) 30 days after the Closing Date, the Parent will issue and contribute to the capital of Acquisition Corp. a number of shares of Parent Common Stock equal to the Merger Consideration and Acquisition Corp. shall deliver the Merger Consideration to the Members by delivery to each Member of certificate(s) representing the numbers of shares of Parent Common Stock as set forth opposite such Member's name in Schedule 1.7.

              Section 6.9  ADDITIONAL  COVENANTS OF CAMELOT,  THE  MEMBERS,  THE
PARENT  AND  ACQUISITION  CORP.  Each  of  Camelot,  the  Members,   Parent  and
Acquisition Corp. covenant and agree:

              (a) BEST EFFORTS. To proceed diligently and use its best efforts to take or cause to be taken all actions and to do or cause to be done all things necessary, proper and advisable to consummate the transactions contemplated by this Agreement.

              (b) COMPLIANCE. To comply in all material respects with all applicable rules and regulations of any Governmental Authority in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby; to use all reasonable efforts to obtain in a timely manner all necessary waivers, consents and approvals and to take, or cause to be taken, all other actions and to do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement.

              (c) NOTICE. To give prompt notice to the other party or parties of
(i) the occurrence, or failure to occur, of any event whose occurrence or failure to occur, would be likely to cause any representation or warranty contained in this Agreement to be untrue or incorrect in any material respect at any time from the date hereof to the Closing Date and (ii) any material failure on its part, or on the part of any of its officers, directors, employees or agents, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; PROVIDED, HOWEVER, that the delivery of any such notice shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

              (d) CONFIDENTIALITY. To hold in strict confidence all data and information obtained from the other party hereto or any subsidiary, division, associate, representative, agent or affiliate of any such party (unless such information is or becomes publicly available without the fault of any representative of such party, or public disclosure of such information is required by law in the opinion of counsel to such party) and shall insure that such representatives do not disclose information to others without the prior written consent of the other party hereto, and in the event of the termination of this Agreement, to cause its representatives to return promptly every document furnished by the other party hereto or any subsidiary, division, associate, representative, agent or affiliate of any such party in connection with the transactions contemplated hereby and any copies thereof which may have been made, other than documents which are publicly available.

                                   ARTICLE VII

                     CONDITIONS PRECEDENT TO OBLIGATIONS OF
                             CAMELOT AND THE MEMBERS

              The obligations of Camelot and the Members under this Agreement are subject to the satisfaction, on or prior to the Closing Date, unless waived by them in writing, of each of the following conditions:

              Section 7.1 REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of the Parent and Acquisition Corp. contained in this Agreement shall be true and correct in all material respects as of the date when made and at and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date, and the Members shall have received a certificate to that effect and as to the matters set forth in Section 7.2 hereof, dated the Closing Date, from the Chairman of the Parent.

              Section 7.2 PERFORMANCE OF COVENANTS. Parent and Acquisition Corp. shall have performed or complied in all material respects with all agreements, conditions and covenants required by this Agreement to be performed or complied with by it on or before the Closing Date.

              Section 7.3 NO PROCEEDINGS. No preliminary or permanent injunction or other order (including a temporary restraining order) of any state, federal or local court or other governmental agency or of any foreign jurisdiction which prohibits the consummation of the transactions which are the subject of this Agreement shall have been issued or entered and remain in effect.

              Section 7.4 CONSENTS AND APPROVALS. All filings and registrations with, and notifications to, all federal, state, local and foreign authorities required for consummation of the transactions contemplated by this Agreement shall have been made, and all consents, approvals and authorizations of all federal, state, local and foreign authorities and parties to material contracts, licenses, agreements or instruments required for consummation of the transactions contemplated by this Agreement (the "Required Filings and Consents") shall have been received and shall be in full force and effect.

              Section 7.5 RESIGNATIONS FROM PARENT'S BOARD. Messrs. Alphin, Laurent, Sohn and Zeldin shall have resigned as directors of the Parent and the Members shall have received copies of their resignation letters.

              Section 7.6 ELECTION TO PARENT BOARD. Loren G. Peterson shall have been elected a Director of Parent.

              Section 7.7 MERGER CERTIFICATE FILED. The Parent shall have filed a certificate of merger in accordance with the General Corporation Law of Delaware effecting the merger of Camelot with and into Acquisition Corp.

              Section 7.8 OPINION OF PARENT'S COUNSEL. Camelot and the Members shall have received the opinion of Olshan Grundman Frome & Rosenzweig LLP, counsel to the Parent, dated as of the Closing Date in substantially the form of Exhibit A hereto.

              Section 7.9 PROXIES. Preparation of proxy materials substantially ready for filing with the SEC promptly after the Closing providing for:

              (i) the election of Douglas R. Eger,  Thomas  Fitzgerald and Loren
G. Peterson as directors of Parent and the election of such other persons as directors of Parent as may be approved by Members (it being understood that John
M. Bailey and Digby W. Barrios have been so approved by Members);

              (ii) an increase of the number of shares of Common Stock available for issuance under the 1993 Stock Option Plan to at least 2,500,000 shares of Common Stock;

              (iii) the change in Parent's name to "Sheffield Pharmaceuticals, Inc." or such other name as may be reasonably acceptable to Members; and

              (iv) a description of the employment agreements entered into between Parent and each of the Members reasonably acceptable to the Members.

              Section 7.10 EMPLOYMENT AGREEMENT. Each of the Members shall have executed an employment agreement with the Parent in form and substance satisfactory to each such Member (collectively the "Employment Agreements").

              Section 7.11 MATERIAL CHANGES. Since the date hereof, there shall not have been any material change in the business, operations, financial condition, assets or liabilities of Parent.

                                  ARTICLE VIII

                     CONDITIONS PRECEDENT TO OBLIGATIONS OF
                        THE PARENT AND ACQUISITION CORP.

              The obligations of the Parent and Acquisition Corp. under this Agreement are subject to the satisfaction, on or prior to the

Closing Date, unless waived in writing, of each of the following conditions:

              Section 8.1 REPRESENTATION AND WARRANTIES TRUE. The representations and warranties of Camelot and the Members contained in this Agreement shall be true and correct in all material respects as of the date when made and at and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date, and the Parent shall have received a certificate to that effect and as to the matters set forth in Section 8.2 hereof, dated the Closing Date, from Camelot and the Members.

              Section 8.2 PERFORMANCE OF COVENANTS. Camelot and the Members shall have performed or complied in all material respects with all agreements, conditions and covenants required by this Agreement to be performed or complied with by them on or before the Closing Date.

              Section 8.3 NO PROCEEDINGS. No preliminary or permanent injunction or other order, whether pending or threatened, (including a temporary restraining order) of any state, federal or local court or other governmental agency or of any foreign jurisdiction which prohibits the consummation of the transactions which are the subject of this Agreement or prohibits the Parent's operation of Camelot's business shall have been issued or entered and remain in effect.

              Section 8.4 CONSENTS AND APPROVALS. All Required Filings and Consents shall have been received and shall be in full force and effect and the Board of Directors of Parent shall have approved the transactions contemplated by this Agreement.

              Section 8.5 RESIGNATIONS FROM PARENT'S BOARD. Messrs. Alphin, Laurent, Sohn and Zeldin shall have resigned as directors of the Parent and the Members shall have received copies of their resignation letters.

              Section 8.6 EMPLOYMENT AGREEMENT. The Employment Agreements shall have been executed by the parties thereto in form and substance satisfactory to Parent.

              Section 8.7 OPINION OF CAMELOT'S AND THE MEMBERS' COUNSEL. The Parent shall have received the opinion of Greensfelder, Hemker & Gale, P.C., counsel to Camelot and the Members, in substantially the form of Exhibit B hereto.

              Section 8.8 MATERIAL CHANGES. Since the date hereof, there shall not have been any material adverse change in the business, operations, financial condition, assets or liabilities, of Camelot.

                                   ARTICLE IX

                                 INDEMNIFICATION

              Section 9.1 INDEMNIFICATION BY CAMELOT AND THE MEMBERS. Subject to the limitations set forth below, Camelot and the Members jointly and severally agree to indemnify, defend and hold the Parent, Acquisition Corp. and each of their respective directors, officers, employees, affiliates and agents harmless from and against any and all loss, liability, damage, costs and expenses (including interest, penalties and reasonable attorneys' fees and disbursements) (collectively, "Losses") that Parent, Acquisition Corp. or such other persons may incur or become subject to arising out of or due to any inaccuracy of any representation or the breach of any warranty or covenant of Camelot or any Member contained in this Agreement. Subject to the limitations set forth below, Camelot and the Members jointly and severally agree to reimburse the Parent, Acquisition Corp. and such other persons for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding. The liabilities of each member pursuant to the Section 9.1 shall be limited to $100,000 per Member.

              Section 9.2 INDEMNIFICATION BY THE PARENT AND ACQUISITION CORP. Parent and Acquisition Corp. jointly and severally agree to indemnify, defend and hold the Camelot and the Members and their affiliates harmless from and against any and all Losses that Camelot, the Members and their affiliates may incur or become subject to arising out of or due to any inaccuracy of any representation or the breach of any warranty or covenant of Parent or Acquisition Corp. contained in this Agreement. Parent and Acquisition Corp. jointly and severally agree to reimburse Camelot, the Members and their affiliates for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding.

              Section 9.3 SURVIVAL. The representations, warranties and covenants of Camelot, the Members, the Parent and Acquisition Corp. set forth in this Agreement shall survive the Closing for a period of one (1) year after the Closing Date.

              Section 9.4 THIRD PARTY CLAIMS. In order for a party (the "indemnified party") to be entitled to any indemnification provided for under this Agreement in respect of, arising out of, or involving a claim or demand or written notice made by any third party against the indemnified party (a "Third Party Claim") after the Closing Date, such indemnified party must notify the indemnifying party (the "indemnifying party") in writing of the Third Party Claim within 30 business days after receipt by such indemnified party of written notice of the Third Party Claim; provided that the failure of any indemnified party to give timely notice shall not affect his right of indemnification hereunder except to the extent the indemnifying party has actually been prejudiced or damaged thereby. If a Third Party Claim is made against an indemnified party, the indemnifying party shall be entitled, if it so chooses, to assume the defense thereof with counsel selected by the indemnifying party (which counsel shall be reasonably satisfactory to the indemnified party), unless the indemnified party reasonably concludes that the assumption of control by the indemnifying party creates a risk of a significant adverse effect on the indemnified party's business operations, in which case the indemnifying party shall not be entitled to assume the defense thereof and shall be freed of any responsibility for indemnification thereunder. If the indemnifying party assumes the defense of a Third Party Claim, the indemnified party will cooperate in all reasonable respects with the indemnifying party in connection with such defense, and shall have the right to participate in such defense with counsel selected by it. The fees and disbursements of such counsel, however, shall be at the expense of the indemnified party; PROVIDED, HOWEVER, that in the case of any Third Party Claim of which the indemnifying party has not employed counsel to assume the defense, the fees and disbursements of such counsel shall be at the expense of the indemnifying party.

                                    ARTICLE X

                        TERMINATION, AMENDMENT AND WAIVER

              Section 10.1 TERMINATION. This Agreement may be terminated and the transactions contemplated by this Agreement abandoned at any time prior to the Closing (unless otherwise specified) as follows:

              (a) by mutual written consent duly executed by all the parties hereto;

              (b) by Parent or Acquisition Corp. (i) if any representation or warranty of Camelot or the Members set forth in this Agreement shall be untrue when made or shall have become untrue such that any condition set forth in
Article VIII would not be satisfied as of the Closing Date or (ii) upon a breach of any covenant or agreement on the part of Camelot or any of the Members set forth in this Agreement such that any condition set forth in Article VIII would not be satisfied as of the Closing Date;

              (c) by Camelot (i) if any representation or warranty of the Parent or Acquisition Corp. set forth in this Agreement shall be untrue when made or shall have become untrue such that any condition set forth in Article VII would not be satisfied as of the Closing Date or (ii) upon a breach of any covenant or agreement on the part of the Parent or Acquisition Corp. set forth in this Agreement such that any condition set forth in Article VII would not be satisfied as of the Closing Date;

              (d) by either Camelot or the Parent if the Closing does not occur on or before June 6, 1997.

              Section 10.2 EFFECT OF TERMINATION. In the event of any termination of this Agreement in accordance with Section 10.1(a) or (d) hereof, this Agreement shall forthwith become void, except as provided in Section 10.3, and there shall be no liability under this Agreement on the part of any party hereto or their respective affiliates, officers, directors, employees or agents by virtue of such termination.

              Section 10.3 AMENDMENT. This Agreement may be amended only by the written agreement of Camelot, the Members, the Parent and Acquisition Corp.

                                   ARTICLE XI

                                  MISCELLANEOUS

              Section 11.1 EXPENSES. Each of the parties hereto shall bear their own expenses in connection with this Agreement and the transactions contemplated hereby regardless of the failure to consummate transactions contemplated hereby; provided, however, that Parent shall reimburse Camelot for all out-of-pocket travel and lodging costs individually incurred by the Members in connection with the negotiation of the transactions contemplated hereby, regardless of whether such transactions are consummated. Such costs shall be paid within fifteen days of submission to Parent or appropriate evidence of the incurrence of such costs.

              Section 11.2 NOTICES. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or by facsimile transmission, in either case with receipt acknowledged, or three days after being sent by registered or certified mail, return receipt requested, postage prepaid:

              (a) If the Parent or Acquisition Corp. to:

                  Sheffield Medical Technologies Inc.
                  30 Rockefeller Plaza
                  Suite 4515
                  New York, NY  10112
                  Attention:  Chief Financial Officer

                  with a copy to:

                  Olshan Grundman Frome & Rosenzweig LLP
                  505 Park Avenue
                  New York, New York 10022
                  Attention:  Daniel J. Gallagher, Esq.

              (b) If to any of the Members, to their respective addresses listed on the signature pages hereto.

              (c) If to Camelot to:

                  Camelot Pharmacal, L.L.C.
                  11960 Westline Industrial Drive
                  Suite 180
                  St. Louis, Missouri  63146

                  Attention:  Loren G. Peterson

                  with a copy to:

                  Greensfelder, Hember & Gale, P.C.
                  2000 Equitable Building
                  10 South Broadway
                  St. Louis, Missouri 63102
                  Attn:  M. Spencer Garland, Esq.


or to such other address as any party shall have specified by notice in writing to the other in compliance with this Section 11.2.

              Section 11.3 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof.

              Section 11.4 BINDING EFFECT, BENEFITS, ASSIGNMENTS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns; nothing in this Agreement, expressed or implied, is intended to confer on any other person, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement. This Agreement may not be assigned by any party hereto without the prior written consent of the other parties hereto.

              Section 11.5 APPLICABLE LAW. This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

              Section 11.6 HEADINGS. The headings and captions in this Agreement are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

              Section 11.7 ARBITRATION. Any disputes arising under this Agreement shall be submitted to and determined by arbitration in New York City, New York; provided, however, that such arbitration shall be held in St. Louis, Missouri in the event that the Company's principal executive offices have been relocated to St. Louis, Missouri. Such arbitration shall be conducted in accordance with the rules of the American Arbitration Association. Any award or decision of the arbitration shall be conclusive in the absence of fraud and judgment thereon may be entered in any court having jurisdiction thereof. The costs of such arbitration shall be paid by the non-prevailing party to the extent directed by the arbitrator(s).

              Section 11.8 COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

THIS AGREEMENT CONTAINS BINDING ARBITRATION PROVISIONS WHICH MAY BE ENFORCED BY THE PARTIES.

              IN  WITNESS  WHEREOF,   the  parties  hereto  have  executed  this
Agreement as of the day and year hereinabove first set forth.

                            CAMELOT PHARMACAL, L.L.C.


                            By: /s/ Loren G. Peterson
                                --------------------------------
                                Loren G. Peterson, as authorized
                                Member

                            SHEFFIELD MEDICAL TECHNOLOGIES INC.


                            By: /s/ George Lombardi
                                --------------------------------
                                George Lombardi, Vice President
                                and Chief Financial Officer


                            CP PHARMACEUTICALS, INC.


                            By: /s/ George Lombardi
                                --------------------------------
                                George Lombardi, Vice President
                                and Chief Financial Officer


/s/ LOREN G. PETERSON
------------------------
LOREN G. PETERSON

Address:

1776 Stifel Lane Drive
Town & Country, MO 63017



/s/ CARL F. SIEKMANN
------------------------
CARL F. SIEKMANN

Address:

15915 Wetherburn Road
Chesterfield, MO 63017


/s/ DAVID A. BYRON
------------------------
DAVID A. BYRON

Address:

17674 Lasiandra Drive
Chesterfield, MO 63005

                                  Schedule 1.7
                                  ------------






                             % of Members'        Parent Common Stock to be
Name of Member               Interest Held               Received
--------------               -------------        -------------------------

Loren Peterson                 331/3%                      200,000

Carl F. Siekmann               331/3%                      200,000

David A. Byron                 331/3%                      200,000

                                  Schedule 3.7
                                  ------------

                              Financial Statements
                              --------------------


              Camelot and its Members have incurred legal and other fees in connection with the Merger, including, without limitation, fees in regard to the negotiation of this Agreement, the Employment Agreements and stock options issued in connection therewith, the payment for which shall become the obligations of Acquisition Corp. and Parent.

                                  Schedule 3.8
                                  ------------

                           Absence of Certain Changes
                           --------------------------


                                      NONE

                                 Schedule 3.10
                                 -------------

                             Employee Benefit Plans
                             ----------------------


Insurance                                   Policy/Member Number         Term
---------                                   --------------------         ----



United HealthCare One                       Individual coverage         No term
Choice Plan C                               for Sally Reiter
77 West Port Plaza                          51001-498884307
Suite 500
St. Louis, MO 63146-3100
(314)523-1380
Rate:  $171.29/month



United Dental Care of                       Individual coverage         One year
Missouri, Inc.                              for Sally Reiter
12400 Olive Blvd                            SS####-##-####
Suite 310
St. Louis, MO 63141
Rate:  $135/year

                                  Schedule 3.12
                                  -------------

                       Trademarks, Patents and Copyrights
                       ----------------------------------


                                      NONE

                                  Schedule 3.13
                                  -------------

                 Legal Proceedings, Claims, Investigations, etc.
                 -----------------------------------------------


                                      NONE

                                  SCHEDULE 3.15

                               MATERIAL CONTRACTS


                  Camelot has entered into two (2) letter agreements granting rights of first refusal with respect to certain pharmaceutical products as follows:

               1. Letter Agreement dated March 24, 1997 with Entropin, Inc. regarding investigation and potential development of its Esterom product.

               2. Letter Agreement dated February 17, 1997, as extended on April 8, 1997, with Barbeau Technologies, Inc. regarding investigation and development of a proprietary form of metroprolol for migraine prophylaxis and a proprietary form of valproic acid for treatment of certain phases of bipolar disorder.

                                  SCHEDULE 3.16

                              CERTAIN TRANSACTIONS


                                      NONE

                                  SCEDULE 3.18

                              ENVIRONMENTAL MATTERS


                                      NONE

                                  Schedule 5.8
                                  ------------

                      Absence Of Certain Changes And Events
                      -------------------------------------


              In March 1997 Parent exercised its option and entered into an exclusive supply and license agreement with an affiliate of Siemens AG ("Siemens") for the world-wide rights to Siemens' multi-dose inhaler, a hand-held portable pulmonary delivery system.